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                                                                  EXHIBIT 10.2


[BANK OF MONTREAL LOGO]



OUR IRREVOCABLE STANDBY LETTER OF        DATE OF ISSUE: ________, 1998
CREDIT NUMBER __________________         PAGE 1

BENEFICIARY:                             APPLICANT:
AETNA U.S. HEALTHCARE, INC.              CORAM HEALTHCARE CORPORATION
151 FARMINGTON AVENUE                    1125 SEVENTEENTH ST.
HARTFORD, CT 06156                       SUITE 2100
ATTN: DAN MESSINA                        DENVER, CO 80202

                                         AMOUNT AVAILABLE: USD ____________
                                         _____________ AND 00/100'S US DOLLARS

EXPIRY DATE: _________________

GENTLEMAN:

WE HEREBY ESTABLISH OUR CLEAN IRREVOCABLE STANDBY LETTER OF CREDIT NO. ________________ IN YOUR FAVOR, AS BENEFICIARY FOR THE ACCOUNT OF CORAM HEALTHCARE CORPORATION IN THE AGGREGATE AMOUNT AND USD ____________ (USD ____________), EFFECTIVE ______, 1998 AND EXPIRING AT OUR COUNTERS AT BANK OF MONTREAL, LETTER OF CREDIT PROCESSING CENTER, 311 WEST MONROE STREET, 13TH FLOOR, CHICAGO, IL, 60606 AT 5:00P.M. ON _________________.

THIS LETTER OF CREDIT IS AVAILABLE BY YOUR PRESENTATION OF THE FOLLOWING
DOCUMENTS:

1. THE BENEFICIARY'S DRAFT(S) DRAWN ON US AT SIGHT AND BEARING THE CLAUSE "DRAWN UNDER BANK OF MONTREAL, CHICAGO, IL, STANDBY LETTER OF CREDIT NO.
________________".

2. A TYPEWRITTEN STATEMENT ON THE LETTERHEAD OF AETNA U.S. HEALTHCARE INC., AND PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE OF AETNA U.S. HEALTHCARE INC. STATING THEREIN:

"I, (STATE NAME), BEING AN AUTHORIZED REPRESENTATIVE OF AETNA U.S. HEALTHCARE, INC. DO HEREBY CERTIFY THAT THE FUNDS FROM CORAM HEALTHCARE CORPORATIONS'S CAPITATION AMOUNTS PAID TO CORAM HEALTHCARE CORPORATION ("CORAM") ARE INSUFFICIENT OR UNAVAILABLE TO PAY ITS NETWORK PROVIDERS, CORAM HAS PERSISTENTLY ENGAGED IN A PATTERN OF FAILURE TO PAY ITS NETWORK PROVIDERS CLAIMS, WHEN DUE, THAT ARE UNDISPUTED IN GOOD FAITH, THAT CORAM IS INSOLVENT OR THAT CORAM HAS CEASED TO CONDUCT BUSINESS, THEREFORE WE, DEMAND PAYMENT OF US$ (AMOUNT) U.S. DOLLARS UNDER BANK OF MONTREAL, CHICAGO, ILLINOIS, LETTER OF CREDIT NO. ________________."

3. THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENTS, IF ANY FOR OUR ENDORSEMENT, (IF YOUR DEMAND REPRESENTS A PARTIAL DRAWING HEREUNDER, WE WILL ENDORSE THE ORIGINAL CREDIT AND RETURN SAME TO YOU FOR POSSIBLE FUTURE CLAIMS. IF HOWEVER, YOUR DEMAND REPRESENTS A FULL DRAWING OR IF SUCH DRAWING IS PRESENTED ON THE DAY OF THE RELEVANT EXPIRATION DATE HEREOF, WE WILL HOLD THE





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OUR IRREVOCABLE STANDBY LETTER OF        DATE OF ISSUE: ______________
CREDIT NUMBER ________________           PAGE 2




ORIGINAL FOR OUR FILES AND REMOVE SAME FROM CIRCULATION.)

IT IS A CONDITION OF THIS CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ADDITIONAL PERIODS OF 18 MONTHS FROM THE CURRENT OR ANY FUTURE EXPIRATION DATE, UNLESS WE NOTIFY YOU, BY CERTIFIED MAIL, AT LEAST FORTY FIVE (45) DAYS PRIOR TO ANY EXPIRY DATE THAT WE ELECT NOT TO CONSIDER THIS LETTER OF CREDIT RENEWED FOR ANY SUCH ADDITIONAL PERIOD.

WE ENGAGE WITH YOU THAT ALL DRAFTS DRAWN AND DOCUMENTS PRESENTED INCOMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED BY US IF PRESENTED TO BANK OF MONTREAL, LETTER OF CREDIT PROCESSING CENTER, 311 WEST MONROE STREET, 13TH FLOOR, CHICAGO, ILLINOIS 60606 PRIOR TO 4PM EASTERN STANDARD TIME, ON OR BEFORE THE EXPIRATION DATE HEREOF, OR ANY AUTOMATICALLY EXTENDED EXPIRATION DATE.

ALL BANK CHARGES ARE FOR THE ACCOUNT OF THE APPLICANT.

EXCEPT AS STATED HEREIN, THIS UNDERTAKING IS NOT SUBJECT TO ANY CONDITION OR QUALIFICATION. THIS CREDIT CANNOT BE MODIFIED OR REVOKED WITHOUT THE CONSENT OF BOTH BANK OF MONTREAL, CHICAGO, ILLINOIS AND THE BENEFICIARY HERETO.

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERSTANDING AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT OR INSTRUMENT. THE OBLIGATION OF BANK OF MONTREAL, CHICAGO, ILLINOIS, UNDER THIS LETTER OF CREDIT IS THE INDIVIDUAL OBLIGATION OF BANK OF MONTREAL, CHICAGO, ILLINOIS AND IS IN NOW WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO OR UPON OUR ABILITY TO PERFECT ANY LIEN, SECURITY INTEREST OR ANY OTHER REIMBURSEMENT.

THIS LETTER OF CREDIT IS SUBJECT TO AND GOVERNED BY THE 1993 REVISION OF THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS OF THE INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO. 500). IF THIS CREDIT EXPIRES DURING AN INTERRUPTION OF BUSINESS AS DESCRIBED IN ARTICLE 17 OF SAID PUBLICATION 500, THE BANK HEREBY SPECIFICALLY AGREES TO EFFECT PAYMENT IF THIS CREDIT IS DRAWN AGAINST WITHIN 30 DAYS AFTER RESUMPTION OF BUSINESS.


BANK OF MONTREAL


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AUTHORIZED SIGNATURE